                                                                     EXHIBIT 3.1

  NUMBER                         PAR VALUE $.001                    SHARES
----------                                                     -----------------
 SPECIMEN                     SEE RESTRICTIVE LEGEND                 ****
----------                       ON REVERSE SIDE               -----------------

                                QORUS.COM, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

COMMON STOCK                                          CUSIP 747280 10 5
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT

                                     ******




IS THE OWNER OF                      ******

    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK of Qorus.com, Inc., transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: June 18, 1999

                                     [SEAL]

/s/ PATRICK J. HAYNES, III                             /s/ ROBERT T. ISHAM, JR.
    Chairman                                               Secretary

Countersigned:
Florida Atlantic Stock Transfer, Inc.
7130 Nob Hill Road
Tamarac, Fl 33321       Transfer agent

The following abbreviation, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT -         Custodian
                                                            --------         --------
                                                            (Cust)           (Minor)

TEN ENT - as tenants by the entireties                      under Uniform Gifts to Minors

JT TEN  - as joint tenants with right                       Act
          of survivorship and not as                           --------------------------
          tenants in common                                             (State)

           Additional abbreviations may also be used though not in the above list.

For value received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

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Please print of typewrite name and address including postal zip code of assignee

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Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
     -----------------------------



                                   ---------------------------------------------

     NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.